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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2003

                         SENIOR HOUSING PROPERTIES TRUST
               (Exact name of registrant as specified in charter)

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
         MARYLAND                     001-15319               04-3445278
State or other jurisdiction         (Commission            (I.R.S. employer
of incorporation)                   file number)        identification number)

400 CENTRE STREET, NEWTON, MASSACHUSETTS                       02458
(Address of principal executive offices)                    (Zip code)

        Registrant's telephone number, including area code: 617-796-8350

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ITEM 5 - OTHER EVENTS.

On April 11, 2003, Senior Housing Properties Trust (the "Company") agreed to sell $150,000,000 aggregate principal amount of its 7 7/8% Senior Notes Due 2015 (the "Notes") in a public offering. The Notes are expected to be issued on April 21, 2003, and will be issued under a supplemental indenture to the Company's indenture dated December 20, 2001. The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the Company's other outstanding senior unsecured notes issued under that indenture. The Company expects to use the estimated $146 million of net proceeds from this offering to repay outstanding amounts under its revolving bank credit facility and the remainder for general business purposes. The underwriter for this offering is UBS Warburg LLC.

A prospectus supplement relating to the 7 7/8% Senior Notes due 2015 referenced above will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS INCLUDE REFERENCES TO THE COMPANY'S ISSUANCE OF THE NOTES AND ITS INTENDED USES OF PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED AND THEY MAY NOT OCCUR.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c) Exhibits.

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
              1.1 Underwriting Agreement dated as of April 11, 2003 between Senior Housing Properties Trust and UBS Warburg LLC pertaining to $150,000,000 in aggregate principal amount of 7 7/8 % Senior Notes due 2015.

              4.1 Form of Supplemental Indenture No. 3 dated as of April 21, 2003 between Senior Housing Properties Trust and U.S. Bank National Association, including form of 7 7/8 % Senior Notes due 2015.

              8.1   Opinion of Sullivan & Worcester LLP re: tax matters.

             23.1   Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SENIOR HOUSING PROPERTIES TRUST

                                By: /s/ John R. Hoadley
                                    ------------------------------------------
                                    John R. Hoadley
                                    Treasurer and Chief Financial Officer

Date: April 11, 2003